GOLDMAN SACHS VARIABLE

INSURANCE TRUST

MID CAP VALUE FUND

Shares

Service Shares

Supplement dated December 15, 2005 to the

Prospectuses Dated April 29, 2005 and October 28, 2005

The Mid Cap Value Fund (the “Fund”) closed to new investors on May 13, 2005 (the “Closing Date”). Effective May 1, 2006, the only investors permitted to make additional purchases of Shares and Service Shares of the Fund and to reinvest Fund related dividends and capital gains into their accounts are investors who as of May 1, 2006 are invested in separate accounts of participating insurance companies that as of the Closing Date had made investments in the Fund. After May 1, 2006, no new investors shall be permitted to invest in the Fund through a separate account of a participating insurance company even if such separate account had made investments in the Fund as of the Closing Date.

Additionally, the Fund may enter into asset purchase or other reorganization transactions with other investment companies that involve the issuance of shares of the Fund to new accounts, and such new accounts may continue to make additional purchases and reinvest dividends and capital gains into their accounts.

VITMIDSTCK 1-06 535877